UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-22294

Western Asset Investment Grade Defined Opportunity Trust Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

1-888-777-0102

Date of fiscal year end: November 30

Date of reporting period: May 31, 2024

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report
May 31, 2024

WESTERN ASSET
INVESTMENT GRADE
DEFINED OPPORTUNITY
TRUST INC. (IGI)

Fund objectives
The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in investment grade corporate fixed income securities of varying maturities.
What’s inside

II
Western Asset Investment Grade Defined Opportunity Trust Inc.

Letter from the chairman
Dear Shareholder,
We are pleased to provide the semi-annual report of Western Asset Investment Grade Defined Opportunity Trust Inc. for the six-month reporting period ended May 31, 2024. Please read on for Fund performance information during the Fund’s reporting period.
Special shareholder notice
Effective March 1, 2024, the named portfolio management team responsible for the day-to-day oversight of the Fund became as follows: Michael Buchanan, Daniel Alexander, Ryan Brist, Kurt Halvorson, Blanton Keh and Molly Schwartz.
Subsequent event notice
During a Special Meeting of Stockholders held on June 7, 2024, stockholders approved the proposal to convert the Fund to a perpetual fund by eliminating the Fund’s term, which was scheduled to end at the close of business on December 2, 2024, and eliminating the Fund’s fundamental policy to liquidate on or about December 2, 2024.
As a result of the proposal’s approval, the following will occur:
•
 The Fund will conduct a tender offer beginning in September 2024 for up to 100% of the Fund’s Common Stock at a price per share equal to net asset value (“Tender Offer”);
•
 If the Fund maintains at least $50 million of net assets following the Tender Offer, the Fund will change its name from “Western Asset Investment Grade Defined Opportunity Trust Inc.” to “Western Asset Investment Grade Opportunity Trust Inc.” The Fund’s ticker symbol will remain “IGI”. The Fund’s CUSIP, 95790A101, will not change. If less than $50 million of net assets remain in the Fund following the Tender Offer, the Tender Offer will be cancelled and the Fund will proceed to liquidate on or about December 2, 2024, without further action by stockholders; and
•
 The Fund’s investment manager has agreed to waive 10 basis points of its annual management fee (the “Fee Waiver”) for a period of two years following the proposal’s approval. The Fee Waiver will terminate on June 7, 2026.
Western Asset Investment Grade Defined Opportunity Trust Inc.

III

Letter from the chairman (cont’d)
As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:
•
 Fund prices and performance,
•
 Market insights and commentaries from our portfolio managers, and
•
 A host of educational resources.
We look forward to helping you meet your financial goals.
Sincerely,

Jane Trust, CFA
Chairman, President and Chief Executive Officer
June 28, 2024

IV
Western Asset Investment Grade Defined Opportunity Trust Inc.

Performance review
For the six months ended May 31, 2024, Western Asset Investment Grade Defined Opportunity Trust Inc. returned 3.87% based on its net asset value (NAV)i and 5.59% based on its New York Stock Exchange (NYSE) market price per share. The Fund’s unmanaged benchmark, the Bloomberg U.S. Credit Indexii, returned 3.03% for the same period.
The Fund has a practice of seeking to maintain a relatively stable level of distributions to shareholders. This practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s manager believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV.
During the six-month period, the Fund made distributions to shareholders totaling $0.42 per share. As of May 31, 2024, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2024. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2024 (unaudited)
Price Per Share	6-Month Total Return**
$17.31 (NAV)	3.87%†
$16.85 (Market Price)	5.59%‡
All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.
** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.
‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.
Looking for additional information?
The Fund is traded under the symbol “IGI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XIGIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund
*
These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.franklintempleton.com.
Western Asset Investment Grade Defined Opportunity Trust Inc.

V

Performance review (cont’d)
issues a quarterly press release that can be found on most major financial websites as well as www.fraklintempleton.com.
In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.
Thank you for your investment in the Western Asset Investment Grade Defined Opportunity Trust Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.
Sincerely,

Jane Trust, CFA
Chairman, President and Chief Executive Officer
June 28, 2024
RISKS: The Fund is a non-diversified, limited term, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to a number of risks, including credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may invest in lower-rated high-yield bonds or “junk bonds”, which are subject to greater liquidity and credit risk (risk of default) than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund may invest in securities or engage in transactions that have the economic effects of leverage which can increase the risk and volatility of the Fund. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other

VI
Western Asset Investment Grade Defined Opportunity Trust Inc.

asset. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadvisers.
All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
i
Net asset value (NAV) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.
ii
The Bloomberg U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB or higher).
 Important data provider notices and terms available at www.franklintempletondatasources.com.
Western Asset Investment Grade Defined Opportunity Trust Inc.

VII

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Fund at a glance† (unaudited)
Investment breakdown (%) as a percent of total investments

As of May 31, 2024
As of November 30, 2023
40%
35%
30%
25%
20%
15%
10%
5%
0%
34.3
34.1
13.7
13.9
11.2
11.6
10.5
10.8
7.5
7.4
6.4
5.4
3.8
3.6
3.3
3.5
3.0
4.3
1.6
1.5
1.6
0.9
1.3
0.0
1.0
1.5
0.7
0.8
0.1
0.7
Financials
Energy
Health care
Communication services
Industrials
Consumer discretionary
Information technology
Consumer staples
Utilities
Real estate
Sovereign bonds
U.S. Government & agency obligations
Materials
Municipal bonds
Short-term investments

†
The bar graph above represents the composition of the Fund’s investments as of May 31, 2024 and November 30, 2023 and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

Schedule of investments (unaudited)
May 31, 2024
 Western Asset Investment Grade Defined Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 94.9%
Communication Services — 10.4%
Diversified Telecommunication Services — 3.0%
AT&T Inc., Senior Notes	4.500%	5/15/35	370,000	$338,324
AT&T Inc., Senior Notes	4.900%	6/15/42	250,000	220,042
AT&T Inc., Senior Notes	4.800%	6/15/44	290,000	254,319
AT&T Inc., Senior Notes	4.500%	3/9/48	422,000	348,727
AT&T Inc., Senior Notes	3.300%	2/1/52	190,000	127,064
AT&T Inc., Senior Notes	3.500%	9/15/53	180,000	121,664
AT&T Inc., Senior Notes	3.800%	12/1/57	150,000	104,511
AT&T Inc., Senior Notes	3.500%	2/1/61	260,000	171,149
British Telecommunications PLC, Senior Notes	9.625%	12/15/30	1,550,000	1,884,384
Telefonica Emisiones SA, Senior Notes	7.045%	6/20/36	140,000	152,046
Telefonica Europe BV, Senior Notes	8.250%	9/15/30	390,000	440,671
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	218,000	211,303
Verizon Communications Inc., Senior Notes	5.500%	3/16/47	1,130,000	1,135,227
Verizon Communications Inc., Senior Notes	3.700%	3/22/61	100,000	70,608
Total Diversified Telecommunication Services				5,580,039
Entertainment — 2.6%
Walt Disney Co., Senior Notes	6.650%	11/15/37	2,400,000	2,685,345
Warnermedia Holdings Inc., Senior Notes	5.141%	3/15/52	2,830,000	2,235,487
Total Entertainment				4,920,832
Media — 3.9%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	910,000	722,620
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	180,000	175,761
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	3.500%	3/1/42	120,000	79,854
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	420,000	387,875
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	5/1/47	560,000	450,475
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.750%	4/1/48	110,000	92,653
See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

 Western Asset Investment Grade Defined Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.250%	4/1/53	250,000	$197,267
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	3.950%	6/30/62	120,000	71,406
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.500%	4/1/63	330,000	258,250
Comcast Corp., Senior Notes	6.400%	5/15/38	2,500,000	2,645,961
DISH DBS Corp., Senior Secured Notes	5.750%	12/1/28	250,000	174,643 (a)
Fox Corp., Senior Notes	5.476%	1/25/39	810,000	766,839
Paramount Global, Senior Notes	5.250%	4/1/44	80,000	59,971
Time Warner Cable Enterprises LLC, Senior Secured Notes	8.375%	7/15/33	370,000	409,805
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	370,000	351,076
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	330,000	334,959
Time Warner Cable LLC, Senior Secured Notes	6.750%	6/15/39	20,000	19,441
Time Warner Cable LLC, Senior Secured Notes	5.500%	9/1/41	200,000	167,380
Total Media				7,366,236
Wireless Telecommunication Services — 0.9%
Sprint LLC, Senior Notes	7.125%	6/15/24	230,000	230,188
T-Mobile USA Inc., Senior Notes	3.700%	5/8/32	450,000 EUR	485,456
T-Mobile USA Inc., Senior Notes	4.375%	4/15/40	100,000	86,988
T-Mobile USA Inc., Senior Notes	4.500%	4/15/50	330,000	274,972
T-Mobile USA Inc., Senior Notes	3.400%	10/15/52	360,000	245,012
Vodafone Group PLC, Senior Notes	5.250%	5/30/48	320,000	297,524
Vodafone Group PLC, Senior Notes	4.250%	9/17/50	20,000	15,675
Total Wireless Telecommunication Services				1,635,815

Total Communication Services				19,502,922
Consumer Discretionary — 6.3%
Automobile Components — 0.8%
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	620,000	611,108 (a)
ZF North America Capital Inc., Senior Notes	6.750%	4/23/30	860,000	871,153 (a)
Total Automobile Components				1,482,261
Automobiles — 1.8%
Ford Motor Co., Senior Notes	3.250%	2/12/32	470,000	386,551
Ford Motor Credit Co. LLC, Senior Notes	2.700%	8/10/26	630,000	588,985
General Motors Co., Senior Notes	6.125%	10/1/25	300,000	301,545
General Motors Co., Senior Notes	6.600%	4/1/36	290,000	303,888
See Notes to Financial Statements.
Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)
May 31, 2024
 Western Asset Investment Grade Defined Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Automobiles — continued
General Motors Co., Senior Notes	6.750%	4/1/46	580,000	$609,646
Hyundai Capital America, Senior Notes	5.250%	1/8/27	300,000	298,201 (a)
Volkswagen Group of America Finance LLC, Senior Notes	5.250%	3/22/29	950,000	941,401 (a)
Total Automobiles				3,430,217
Broadline Retail — 0.4%
Amazon.com Inc., Senior Notes	3.875%	8/22/37	410,000	360,067
Amazon.com Inc., Senior Notes	3.950%	4/13/52	520,000	417,230
Total Broadline Retail				777,297
Diversified Consumer Services — 0.2%
California Institute of Technology, Senior Notes	3.650%	9/1/2119	180,000	119,783
Washington University, Senior Notes	3.524%	4/15/54	150,000	113,699
Washington University, Senior Notes	4.349%	4/15/2122	170,000	134,433
Total Diversified Consumer Services				367,915
Hotels, Restaurants & Leisure — 2.1%
Genting New York LLC/GENNY Capital Inc., Senior Notes	3.300%	2/15/26	740,000	704,875 (a)
McDonald’s Corp., Senior Notes	4.700%	12/9/35	260,000	245,246
McDonald’s Corp., Senior Notes	4.875%	12/9/45	370,000	333,894
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	590,000	532,259 (a)
Melco Resorts Finance Ltd., Senior Notes	7.625%	4/17/32	280,000	276,988 (a)
Royal Caribbean Cruises Ltd., Senior Notes	3.700%	3/15/28	430,000	399,815
Sands China Ltd., Senior Notes	5.125%	8/8/25	690,000	685,222
Sands China Ltd., Senior Notes	5.400%	8/8/28	200,000	196,913
Sands China Ltd., Senior Notes	4.625%	6/18/30	220,000	203,553
Wynn Macau Ltd., Senior Notes	5.500%	10/1/27	370,000	352,699 (a)
Total Hotels, Restaurants & Leisure				3,931,464
Household Durables — 0.4%
Lennar Corp., Senior Notes	5.000%	6/15/27	290,000	287,916
MDC Holdings Inc., Senior Notes	2.500%	1/15/31	300,000	265,546
MDC Holdings Inc., Senior Notes	6.000%	1/15/43	310,000	310,675
Total Household Durables				864,137
Specialty Retail — 0.6%
Home Depot Inc., Senior Notes	3.300%	4/15/40	100,000	77,653
Home Depot Inc., Senior Notes	3.350%	4/15/50	80,000	56,300
Home Depot Inc., Senior Notes	3.625%	4/15/52	420,000	308,449
See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

 Western Asset Investment Grade Defined Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Specialty Retail — continued
Lithia Motors Inc., Senior Notes	3.875%	6/1/29	300,000	$267,500 (a)
Lowe’s Cos. Inc., Senior Notes	4.250%	4/1/52	440,000	345,908
Total Specialty Retail				1,055,810

Total Consumer Discretionary				11,909,101
Consumer Staples — 3.3%
Beverages — 1.0%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.600%	4/15/48	1,730,000	1,522,669
Coca-Cola Co., Senior Notes	4.125%	3/25/40	290,000	257,189
Coca-Cola Co., Senior Notes	4.200%	3/25/50	160,000	137,390
Total Beverages				1,917,248
Food Products — 0.4%
J M Smucker Co., Senior Notes	6.200%	11/15/33	360,000	376,302
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	160,000	145,612
Mars Inc., Senior Notes	3.200%	4/1/30	220,000	199,803 (a)
Total Food Products				721,717
Tobacco — 1.9%
Altria Group Inc., Senior Notes	4.400%	2/14/26	500,000	492,136
Altria Group Inc., Senior Notes	4.800%	2/14/29	1,360,000	1,334,447
Altria Group Inc., Senior Notes	3.875%	9/16/46	80,000	57,932
Imperial Brands Finance PLC, Senior Notes	6.125%	7/27/27	510,000	518,057 (a)
Reynolds American Inc., Senior Notes	8.125%	5/1/40	470,000	536,148
Reynolds American Inc., Senior Notes	7.000%	8/4/41	510,000	536,026
Total Tobacco				3,474,746

Total Consumer Staples				6,113,711
Energy — 13.6%
Energy Equipment & Services — 0.5%
Halliburton Co., Senior Notes	5.000%	11/15/45	930,000	852,147
Oil, Gas & Consumable Fuels — 13.1%
Apache Corp., Senior Notes	6.000%	1/15/37	84,000	82,792
Apache Corp., Senior Notes	5.100%	9/1/40	60,000	51,621
Apache Corp., Senior Notes	5.250%	2/1/42	160,000	137,399
Cameron LNG LLC, Senior Secured Notes	3.302%	1/15/35	40,000	32,846 (a)
Cameron LNG LLC, Senior Secured Notes	3.701%	1/15/39	50,000	40,370 (a)
Cheniere Energy Partners LP, Senior Notes	3.250%	1/31/32	360,000	305,338
Chesapeake Energy Corp., Senior Notes	6.750%	4/15/29	270,000	270,896 (a)
Columbia Pipelines Operating Co. LLC, Senior Notes	6.036%	11/15/33	460,000	469,100 (a)
See Notes to Financial Statements.
Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)
May 31, 2024
 Western Asset Investment Grade Defined Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Oil, Gas & Consumable Fuels — continued
Columbia Pipelines Operating Co. LLC, Senior Notes	6.544%	11/15/53	370,000	$392,297 (a)
ConocoPhillips, Senior Notes	6.500%	2/1/39	1,500,000	1,654,422
Continental Resources Inc., Senior Notes	2.268%	11/15/26	130,000	120,461 (a)
Continental Resources Inc., Senior Notes	4.375%	1/15/28	430,000	413,203
Continental Resources Inc., Senior Notes	2.875%	4/1/32	180,000	145,970 (a)
Continental Resources Inc., Senior Notes	4.900%	6/1/44	140,000	115,835
Devon Energy Corp., Senior Notes	5.850%	12/15/25	560,000	562,711
Devon Energy Corp., Senior Notes	4.500%	1/15/30	116,000	111,106
Devon Energy Corp., Senior Notes	5.600%	7/15/41	20,000	18,821
Devon Energy Corp., Senior Notes	5.000%	6/15/45	210,000	181,298
Diamondback Energy Inc., Senior Notes	6.250%	3/15/53	370,000	382,214
Ecopetrol SA, Senior Notes	8.375%	1/19/36	370,000	361,799
Ecopetrol SA, Senior Notes	5.875%	5/28/45	404,000	290,411
Energy Transfer LP, Junior Subordinated Notes (6.750% to 5/15/25 then 5 year Treasury Constant Maturity Rate + 5.134%)	6.750%	5/15/25	330,000	326,860 (b)(c)
Energy Transfer LP, Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	880,000	863,279 (b)(c)
Energy Transfer LP, Senior Notes	3.900%	7/15/26	630,000	609,687
Energy Transfer LP, Senior Notes	5.250%	4/15/29	20,000	19,894
Energy Transfer LP, Senior Notes	8.250%	11/15/29	240,000	268,334
Energy Transfer LP, Senior Notes	6.625%	10/15/36	20,000	20,899
Energy Transfer LP, Senior Notes	5.800%	6/15/38	60,000	58,361
Enterprise Products Operating LLC, Senior Notes	4.250%	2/15/48	400,000	327,749
Enterprise Products Operating LLC, Senior Notes	3.300%	2/15/53	230,000	155,410
Enterprise Products Operating LLC, Senior Notes	3.950%	1/31/60	210,000	154,376
Enterprise Products Operating LLC, Senior Notes (5.375% to 2/15/28 then 3 mo. Term SOFR + 2.832%)	5.375%	2/15/78	700,000	651,336 (c)
EOG Resources Inc., Senior Notes	4.375%	4/15/30	370,000	358,276
Exxon Mobil Corp., Senior Notes	4.227%	3/19/40	220,000	194,432
KazMunayGas National Co. JSC, Senior Notes	3.500%	4/14/33	240,000	195,264 (a)
Kinder Morgan Inc., Senior Notes	7.800%	8/1/31	900,000	1,019,731
MPLX LP, Senior Notes	4.500%	4/15/38	600,000	522,223
Occidental Petroleum Corp., Senior Notes	7.875%	9/15/31	1,000,000	1,121,653
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	10,000	7,912
ONEOK Inc., Senior Notes	6.050%	9/1/33	710,000	727,171
ONEOK Inc., Senior Notes	6.625%	9/1/53	710,000	759,790
See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

 Western Asset Investment Grade Defined Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Oil, Gas & Consumable Fuels — continued
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	4.125%	2/15/28	330,000	$318,118 (a)
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	530,000	547,448
Petrobras Global Finance BV, Senior Notes	5.500%	6/10/51	160,000	125,450
Southern Natural Gas Co. LLC, Senior Notes	8.000%	3/1/32	1,500,000	1,691,876
Southwestern Energy Co., Senior Notes	4.750%	2/1/32	90,000	81,632
Targa Resources Corp., Senior Notes	4.950%	4/15/52	260,000	221,288
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.875%	1/15/29	760,000	782,282
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	760,000	783,150
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.250%	12/1/26	180,000	186,043
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	3.250%	5/15/30	230,000	205,934
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	5.400%	8/15/41	10,000	9,776
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	4.450%	8/1/42	860,000	748,991
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	3.950%	5/15/50	30,000	22,782
Western Midstream Operating LP, Senior Notes	4.650%	7/1/26	1,560,000	1,525,461
Western Midstream Operating LP, Senior Notes	4.750%	8/15/28	890,000	868,538
Western Midstream Operating LP, Senior Notes	4.050%	2/1/30	140,000	129,777
Western Midstream Operating LP, Senior Notes	5.450%	4/1/44	120,000	107,815
Western Midstream Operating LP, Senior Notes	5.250%	2/1/50	430,000	373,729
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	1,130,000	1,128,992
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	62,000	68,239
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	148,000	175,221
Williams Cos. Inc., Senior Notes	3.500%	10/15/51	70,000	48,548
Total Oil, Gas & Consumable Fuels				24,654,637

Total Energy				25,506,784
Financials — 33.8%
Banks — 19.8%
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.500% to 6/27/29 then 10 year Treasury Constant Maturity Rate + 5.470%)	7.500%	6/27/29	200,000	197,095 (a)(b)(c)
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.625% to 1/10/28 then 10 year Treasury Constant Maturity Rate + 5.353%)	7.625%	1/10/28	400,000	398,511 (a)(b)(c)
See Notes to Financial Statements.
Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)
May 31, 2024
 Western Asset Investment Grade Defined Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Banks — continued
Banco Mercantil del Norte SA, Junior Subordinated Notes (8.375% to 10/14/30 then 10 year Treasury Constant Maturity Rate + 7.760%)	8.375%	10/14/30	200,000	$201,258 (a)(b)(c)
Bank of America Corp., Junior Subordinated Notes (6.100% to 3/17/25 then 3 mo. Term SOFR + 4.160%)	6.100%	3/17/25	590,000	592,136 (b)(c)
Bank of America Corp., Junior Subordinated Notes (6.250% to 9/5/24 then 3 mo. Term SOFR + 3.967%)	6.250%	9/5/24	880,000	878,354 (b)(c)
Bank of America Corp., Junior Subordinated Notes (6.500% to 10/23/24 then 3 mo. Term SOFR + 4.436%)	6.500%	10/23/24	400,000	400,655 (b)(c)
Bank of America Corp., Senior Notes	5.875%	2/7/42	1,340,000	1,407,412
Bank of America Corp., Senior Notes (4.083% to 3/20/50 then 3 mo. Term SOFR + 3.412%)	4.083%	3/20/51	250,000	200,018 (c)
Bank of America Corp., Senior Notes (4.271% to 7/23/28 then 3 mo. Term SOFR + 1.572%)	4.271%	7/23/29	690,000	662,412 (c)
Bank of America Corp., Subordinated Notes	7.750%	5/14/38	670,000	799,141
Bank of Nova Scotia, Junior Subordinated Notes (8.000% to 1/27/29 then 5 year Treasury Constant Maturity Rate + 4.017%)	8.000%	1/27/84	550,000	561,992 (c)
Bank of Nova Scotia, Subordinated Notes (4.588% to 5/4/32 then 5 year Treasury Constant Maturity Rate + 2.050%)	4.588%	5/4/37	560,000	502,547 (c)
Barclays PLC, Junior Subordinated Notes (6.125% to 6/15/26 then 5 year Treasury Constant Maturity Rate + 5.867%)	6.125%	12/15/25	1,660,000	1,616,325 (b)(c)
Barclays PLC, Subordinated Notes (5.088% to 6/20/29 then 3 mo. USD LIBOR + 3.054%)	5.088%	6/20/30	500,000	482,728 (c)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year ICE Swap Rate + 5.150%)	7.375%	8/19/25	1,520,000	1,524,853 (a)(b)(c)
BNP Paribas SA, Junior Subordinated Notes (8.500% to 8/14/28 then 5 year Treasury Constant Maturity Rate + 4.354%)	8.500%	8/14/28	290,000	303,643 (a)(b)(c)
BPCE SA, Senior Notes (5.936% to 5/30/34 then SOFR + 1.850%)	5.936%	5/30/35	640,000	640,149 (a)(c)
BPCE SA, Senior Notes (6.714% to 10/19/28 then SOFR + 2.270%)	6.714%	10/19/29	530,000	551,225 (a)(c)
Citigroup Inc., Junior Subordinated Notes (3 mo. Term SOFR + 3.685%)	9.007%	8/15/24	1,350,000	1,355,798 (b)(c)
See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

 Western Asset Investment Grade Defined Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Banks — continued
Citigroup Inc., Junior Subordinated Notes (6.250% to 8/15/26 then 3 mo. Term SOFR + 4.779%)	6.250%	8/15/26	1,100,000	$1,101,234 (b)(c)
Citigroup Inc., Senior Notes	8.125%	7/15/39	752,000	941,223
Citigroup Inc., Senior Notes	4.650%	7/23/48	780,000	687,800
Citigroup Inc., Senior Notes (3.785% to 3/17/32 then SOFR + 1.939%)	3.785%	3/17/33	410,000	364,458 (c)
Citigroup Inc., Subordinated Notes	4.600%	3/9/26	490,000	482,196
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	1,990,000	1,903,706
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	630,000	691,248
Citigroup Inc., Subordinated Notes (6.174% to 5/25/33 then SOFR + 2.661%)	6.174%	5/25/34	380,000	386,090 (c)
Cooperatieve Rabobank UA, Senior Notes	5.750%	12/1/43	250,000	249,217
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	1,370,000	1,399,937 (a)(b)(c)
Credit Agricole SA, Senior Notes (6.316% to 10/3/28 then SOFR + 1.860%)	6.316%	10/3/29	450,000	464,095 (a)(c)
HSBC Holdings PLC, Junior Subordinated Notes (6.375% to 9/17/24 then USD 5 year ICE Swap Rate + 3.705%)	6.375%	9/17/24	800,000	800,620 (b)(c)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	460,000	445,983 (b)(c)
HSBC Holdings PLC, Senior Notes	4.950%	3/31/30	200,000	195,907
HSBC Holdings PLC, Senior Notes (5.546% to 3/4/29 then SOFR + 1.460%)	5.546%	3/4/30	360,000	360,180 (c)
HSBC Holdings PLC, Senior Notes (6.254% to 3/9/33 then SOFR + 2.390%)	6.254%	3/9/34	1,300,000	1,354,125 (c)
Intesa Sanpaolo SpA, Senior Notes	7.000%	11/21/25	290,000	294,304 (a)
Intesa Sanpaolo SpA, Senior Notes	4.700%	9/23/49	200,000	153,136 (a)
Intesa Sanpaolo SpA, Senior Notes (7.778% to 6/20/53 then 1 year Treasury Constant Maturity Rate + 3.900%)	7.778%	6/20/54	340,000	364,633 (a)(c)
Intesa Sanpaolo SpA, Subordinated Notes (4.198% to 6/1/31 then 1 year Treasury Constant Maturity Rate + 2.600%)	4.198%	6/1/32	200,000	169,062 (a)(c)
Intesa Sanpaolo SpA, Subordinated Notes (4.950% to 6/1/41 then 1 year Treasury Constant Maturity Rate + 2.750%)	4.950%	6/1/42	430,000	323,231 (a)(c)
JPMorgan Chase & Co., Senior Notes	6.400%	5/15/38	1,500,000	1,662,519
See Notes to Financial Statements.
Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)
May 31, 2024
 Western Asset Investment Grade Defined Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Banks — continued
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	760,000	$774,975
Lloyds Banking Group PLC, Junior Subordinated Notes (6.750% to 6/27/26 then 5 year Treasury Constant Maturity Rate + 4.815%)	6.750%	6/27/26	220,000	218,621 (b)(c)
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 6/27/24 then USD 5 year ICE Swap Rate + 4.760%)	7.500%	6/27/24	620,000	620,799 (b)(c)
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 9/27/25 then USD 5 year ICE Swap Rate + 4.496%)	7.500%	9/27/25	470,000	469,157 (b)(c)
Lloyds Banking Group PLC, Junior Subordinated Notes (8.000% to 3/27/30 then 5 year Treasury Constant Maturity Rate + 3.913%)	8.000%	9/27/29	410,000	414,605 (b)(c)
PNC Bank NA, Subordinated Notes	4.050%	7/26/28	650,000	616,411
Swedbank AB, Senior Notes	5.407%	3/14/29	480,000	477,892 (a)
Truist Financial Corp., Senior Notes (5.867% to 6/8/33 then SOFR + 2.361%)	5.867%	6/8/34	390,000	391,466 (c)
Truist Financial Corp., Senior Notes (7.161% to 10/30/28 then SOFR + 2.446%)	7.161%	10/30/29	350,000	370,819 (c)
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	1,610,000	1,655,958 (a)(c)
US Bancorp, Senior Notes (5.836% to 6/10/33 then SOFR + 2.260%)	5.836%	6/12/34	470,000	473,993 (c)
Wells Fargo & Co., Senior Notes (4.611% to 4/25/52 then SOFR + 2.130%)	4.611%	4/25/53	600,000	512,510 (c)
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then 3 mo. Term SOFR + 4.502%)	5.013%	4/4/51	350,000	319,357 (c)
Wells Fargo & Co., Senior Notes (5.557% to 7/25/33 then SOFR + 1.990%)	5.557%	7/25/34	880,000	876,381 (c)
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	420,000	342,910
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	530,000	456,925
Westpac Banking Corp., Subordinated Notes	4.421%	7/24/39	170,000	149,087
Total Banks				37,213,022
Capital Markets — 7.4%
Charles Schwab Corp., Junior Subordinated Notes (4.000% to 12/1/30 then 10 year Treasury Constant Maturity Rate + 3.079%)	4.000%	12/1/30	500,000	417,054 (b)(c)
Charles Schwab Corp., Senior Notes	3.850%	5/21/25	230,000	226,478
Charles Schwab Corp., Senior Notes (5.853% to 5/19/33 then SOFR + 2.500%)	5.853%	5/19/34	410,000	416,655 (c)
See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

 Western Asset Investment Grade Defined Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Capital Markets — continued
Charles Schwab Corp., Senior Notes (6.136% to 8/24/33 then SOFR + 2.010%)	6.136%	8/24/34	680,000	$703,691 (c)
CI Financial Corp., Senior Notes	7.500%	5/30/29	490,000	488,490 (a)
CI Financial Corp., Senior Notes	4.100%	6/15/51	250,000	157,465
CME Group Inc., Senior Notes	5.300%	9/15/43	750,000	751,532
Credit Suisse AG AT1 Claim	—	—	2,390,000	71,700 *(d)(e)
Credit Suisse USA LLC, Senior Notes	7.125%	7/15/32	70,000	77,151
Goldman Sachs Group Inc., Junior Subordinated Notes (7.500% to 2/10/29 then 5 year Treasury Constant Maturity Rate + 3.156%)	7.500%	2/10/29	150,000	156,641 (b)(c)
Goldman Sachs Group Inc., Senior Notes	5.700%	11/1/24	600,000	600,064
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	2,550,000	2,732,788
Goldman Sachs Group Inc., Senior Notes (3.615% to 3/15/27 then SOFR + 1.846%)	3.615%	3/15/28	1,070,000	1,020,695 (c)
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	70,000	66,330
Intercontinental Exchange Inc., Senior Notes	4.950%	6/15/52	390,000	357,042
Intercontinental Exchange Inc., Senior Notes	5.200%	6/15/62	400,000	375,654
KKR Group Finance Co. III LLC, Senior Notes	5.125%	6/1/44	1,300,000	1,177,616 (a)
KKR Group Finance Co. VI LLC, Senior Notes	3.750%	7/1/29	110,000	102,547 (a)
KKR Group Finance Co. X LLC, Senior Notes	3.250%	12/15/51	160,000	107,049 (a)
Morgan Stanley, Senior Notes	6.375%	7/24/42	140,000	155,418
Morgan Stanley, Senior Notes (1.928% to 4/28/31 then SOFR + 1.020%)	1.928%	4/28/32	900,000	719,293 (c)
Morgan Stanley, Subordinated Notes	4.350%	9/8/26	500,000	489,207
Morgan Stanley, Subordinated Notes (5.297% to 4/20/32 then SOFR + 2.620%)	5.297%	4/20/37	190,000	181,787 (c)
Morgan Stanley, Subordinated Notes (5.948% to 1/19/33 then 5 year Treasury Constant Maturity Rate + 2.430%)	5.948%	1/19/38	160,000	158,926 (c)
Raymond James Financial Inc., Senior Notes	4.650%	4/1/30	120,000	117,088
Raymond James Financial Inc., Senior Notes	4.950%	7/15/46	150,000	135,518
S&P Global Inc., Senior Notes	3.250%	12/1/49	110,000	77,553
State Street Corp., Junior Subordinated Notes (6.700% to 3/15/29 then 5 year Treasury Constant Maturity Rate + 2.613%)	6.700%	3/15/29	380,000	384,905 (b)(c)
UBS Group AG, Junior Subordinated Notes (7.750% to 4/12/31 then USD 5 year SOFR ICE Swap Rate + 4.160%)	7.750%	4/12/31	280,000	283,914 (a)(b)(c)
See Notes to Financial Statements.
Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)
May 31, 2024
 Western Asset Investment Grade Defined Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Capital Markets — continued
UBS Group AG, Junior Subordinated Notes (9.250% to 11/13/33 then 5 year Treasury Constant Maturity Rate + 4.758%)	9.250%	11/13/33	440,000	$490,777 (a)(b)(c)
UBS Group AG, Senior Notes (4.194% to 4/1/30 then SOFR + 3.730%)	4.194%	4/1/31	400,000	371,922 (a)(c)
UBS Group AG, Senior Notes (6.301% to 9/22/33 then 1 year Treasury Constant Maturity Rate + 2.000%)	6.301%	9/22/34	350,000	365,564 (a)(c)
Total Capital Markets				13,938,514
Consumer Finance — 0.1%
Capital One Financial Corp., Senior Notes (5.817% to 2/1/33 then SOFR + 2.600%)	5.817%	2/1/34	240,000	236,883 (c)
Financial Services — 1.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.850%	10/29/41	530,000	414,036
Berkshire Hathaway Energy Co., Senior Notes	6.125%	4/1/36	1,000,000	1,043,868
Carlyle Finance LLC, Senior Notes	5.650%	9/15/48	170,000	162,864 (a)
Carlyle Finance Subsidiary LLC, Senior Notes	3.500%	9/19/29	230,000	210,572 (a)
Carlyle Holdings II Finance LLC, Senior Notes	5.625%	3/30/43	360,000	344,527 (a)
Everest Reinsurance Holdings Inc., Senior Notes	3.500%	10/15/50	220,000	147,144
ILFC E-Capital Trust I, Ltd. GTD (3 mo. Term SOFR + 1.812%)	7.145%	12/21/65	800,000	642,721 (a)(c)
ILFC E-Capital Trust II, Ltd. GTD (3 mo. Term SOFR + 2.062%)	7.395%	12/21/65	100,000	81,883 (a)(c)
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., Senior Notes	2.875%	10/15/26	230,000	214,127 (a)
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., Senior Notes	4.000%	10/15/33	220,000	182,813 (a)
Total Financial Services				3,444,555
Insurance — 4.3%
Allianz SE, Junior Subordinated Notes (3.500% to 4/30/26 then 5 year Treasury Constant Maturity Rate + 2.973%)	3.500%	11/17/25	200,000	187,552 (a)(b)(c)
American International Group Inc., Senior Notes	4.750%	4/1/48	80,000	71,561
Americo Life Inc., Senior Notes	3.450%	4/15/31	120,000	95,643 (a)
Athene Holding Ltd., Senior Notes	6.250%	4/1/54	600,000	602,400
Fidelity & Guaranty Life Holdings Inc., Senior Notes	5.500%	5/1/25	360,000	358,293 (a)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	840,000	868,644 (a)
See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

 Western Asset Investment Grade Defined Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Insurance — continued
Marsh & McLennan Cos. Inc., Senior Notes	2.900%	12/15/51	170,000	$106,628
Massachusetts Mutual Life Insurance Co., Subordinated Notes	3.375%	4/15/50	100,000	67,602 (a)
Massachusetts Mutual Life Insurance Co., Subordinated Notes	4.900%	4/1/77	420,000	345,660 (a)
MetLife Inc., Junior Subordinated Notes	6.400%	12/15/36	1,000,000	1,009,263
MetLife Inc., Junior Subordinated Notes	9.250%	4/8/38	159,000	184,509 (a)
Nationwide Mutual Insurance Co., Subordinated Notes	9.375%	8/15/39	520,000	663,021 (a)
New York Life Insurance Co., Subordinated Notes	4.450%	5/15/69	140,000	110,487 (a)
Northwestern Mutual Life Insurance Co., Subordinated Notes	3.625%	9/30/59	180,000	123,156 (a)
Prudential Financial Inc., Junior Subordinated Notes (6.500% to 3/15/34 then 5 year Treasury Constant Maturity Rate + 2.404%)	6.500%	3/15/54	190,000	190,956 (c)
Prudential Financial Inc., Junior Subordinated Notes (6.750% to 3/1/33 then 5 year Treasury Constant Maturity Rate + 2.848%)	6.750%	3/1/53	270,000	276,738 (c)
RenaissanceRe Holdings Ltd., Senior Notes	5.750%	6/5/33	300,000	298,010
Teachers Insurance & Annuity Association of America, Subordinated Notes	6.850%	12/16/39	1,050,000	1,169,182 (a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	660,000	586,243 (a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	3.300%	5/15/50	330,000	222,616 (a)
Travelers Cos. Inc., Senior Notes	6.250%	6/15/37	400,000	430,489
Total Insurance				7,968,653
Mortgage Real Estate Investment Trusts (REITs) — 0.4%
Blackstone Holdings Finance Co. LLC, Senior Notes	6.200%	4/22/33	700,000	730,666 (a)

Total Financials				63,532,293
Health Care — 11.1%
Biotechnology — 1.9%
AbbVie Inc., Senior Notes	3.200%	11/21/29	270,000	246,238
AbbVie Inc., Senior Notes	4.050%	11/21/39	1,160,000	1,001,488
Amgen Inc., Senior Notes	5.250%	3/2/33	1,160,000	1,151,649
Amgen Inc., Senior Notes	5.650%	3/2/53	460,000	454,312
Amgen Inc., Senior Notes	5.750%	3/2/63	160,000	157,660
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	100,000	100,542
See Notes to Financial Statements.
Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)
May 31, 2024
 Western Asset Investment Grade Defined Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Biotechnology — continued
Gilead Sciences Inc., Senior Notes	4.500%	2/1/45	500,000	$429,707
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	100,000	88,684
Total Biotechnology				3,630,280
Health Care Equipment & Supplies — 0.7%
Abbott Laboratories, Senior Notes	4.900%	11/30/46	200,000	188,489
Becton Dickinson & Co., Senior Notes	4.685%	12/15/44	910,000	803,028
Becton Dickinson & Co., Senior Notes	4.669%	6/6/47	450,000	392,143
Total Health Care Equipment & Supplies				1,383,660
Health Care Providers & Services — 6.1%
Centene Corp., Senior Notes	4.250%	12/15/27	160,000	152,390
Centene Corp., Senior Notes	4.625%	12/15/29	560,000	527,568
Centene Corp., Senior Notes	3.375%	2/15/30	790,000	696,108
Centene Corp., Senior Notes	3.000%	10/15/30	120,000	102,122
Cigna Group, Senior Notes	4.800%	8/15/38	540,000	493,982
Cigna Group, Senior Notes	3.200%	3/15/40	220,000	162,595
CommonSpirit Health, Secured Notes	4.350%	11/1/42	60,000	51,345
CVS Health Corp., Senior Notes	4.100%	3/25/25	1,460,000	1,441,642
CVS Health Corp., Senior Notes	4.300%	3/25/28	1,610,000	1,552,018
CVS Health Corp., Senior Notes	4.780%	3/25/38	2,060,000	1,833,225
CVS Health Corp., Senior Notes	5.125%	7/20/45	540,000	477,009
CVS Health Corp., Senior Notes	5.050%	3/25/48	930,000	802,202
Dartmouth-Hitchcock Health, Secured Bonds	4.178%	8/1/48	150,000	118,673
Elevance Health Inc., Senior Notes	5.350%	10/15/25	500,000	499,013
Elevance Health Inc., Senior Notes	4.375%	12/1/47	230,000	191,381
HCA Inc., Senior Notes	4.125%	6/15/29	340,000	320,424
HCA Inc., Senior Notes	5.125%	6/15/39	170,000	158,103
HCA Inc., Senior Notes	5.500%	6/15/47	350,000	325,194
HCA Inc., Senior Notes	5.250%	6/15/49	530,000	470,471
Humana Inc., Senior Notes	4.800%	3/15/47	360,000	304,528
Inova Health System Foundation, Senior Notes	4.068%	5/15/52	140,000	114,962
Orlando Health Obligated Group, Senior Notes	4.089%	10/1/48	270,000	219,003
UnitedHealth Group Inc., Senior Notes	3.500%	8/15/39	220,000	177,393
UnitedHealth Group Inc., Senior Notes	4.750%	7/15/45	220,000	200,484
Total Health Care Providers & Services				11,391,835
Pharmaceuticals — 2.4%
Bausch Health Cos. Inc., Senior Notes	5.000%	1/30/28	130,000	73,815 (a)
Bristol-Myers Squibb Co., Senior Notes	6.250%	11/15/53	190,000	204,818
Pfizer Inc., Senior Notes	7.200%	3/15/39	560,000	660,345
See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

 Western Asset Investment Grade Defined Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Pharmaceuticals — continued
Pfizer Investment Enterprises Pte Ltd., Senior Notes	4.750%	5/19/33	620,000	$599,741
Pfizer Investment Enterprises Pte Ltd., Senior Notes	5.110%	5/19/43	620,000	588,698
Pfizer Investment Enterprises Pte Ltd., Senior Notes	5.300%	5/19/53	470,000	449,657
Pfizer Investment Enterprises Pte Ltd., Senior Notes	5.340%	5/19/63	90,000	84,638
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	7.125%	1/31/25	200,000	200,614
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	8.125%	9/15/31	320,000	351,686
Wyeth LLC, Senior Notes	5.950%	4/1/37	1,100,000	1,155,280
Zoetis Inc., Senior Notes	4.700%	2/1/43	40,000	35,772
Total Pharmaceuticals				4,405,064

Total Health Care				20,810,839
Industrials — 7.3%
Aerospace & Defense — 3.2%
Boeing Co., Senior Notes	3.100%	5/1/26	1,540,000	1,460,211
Boeing Co., Senior Notes	3.250%	2/1/28	580,000	528,740
Boeing Co., Senior Notes	6.528%	5/1/34	920,000	933,256 (a)
Boeing Co., Senior Notes	5.705%	5/1/40	320,000	294,253
HEICO Corp., Senior Notes	5.350%	8/1/33	380,000	376,814
Hexcel Corp., Senior Notes	4.200%	2/15/27	1,000,000	960,136
Huntington Ingalls Industries Inc., Senior Notes	3.483%	12/1/27	320,000	299,909
L3Harris Technologies Inc., Senior Notes	5.400%	7/31/33	290,000	287,786
L3Harris Technologies Inc., Senior Notes	4.854%	4/27/35	430,000	405,532
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	50,000	46,578
Lockheed Martin Corp., Senior Notes	4.700%	5/15/46	200,000	181,032
RTX Corp., Senior Notes	4.625%	11/16/48	180,000	154,853
Total Aerospace & Defense				5,929,100
Air Freight & Logistics — 0.4%
United Parcel Service Inc., Senior Notes	6.200%	1/15/38	700,000	759,932
Building Products — 0.1%
Carrier Global Corp., Senior Notes	3.577%	4/5/50	160,000	116,677
Ground Transportation — 0.2%
Union Pacific Corp., Senior Notes	4.375%	11/15/65	530,000	402,826
Union Pacific Corp., Senior Notes	3.750%	2/5/70	30,000	21,094
Total Ground Transportation				423,920
See Notes to Financial Statements.
Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)
May 31, 2024
 Western Asset Investment Grade Defined Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Industrial Conglomerates — 0.6%
General Electric Co., Senior Notes	6.875%	1/10/39	143,000	$163,461
Honeywell International Inc., Senior Notes	4.950%	9/1/31	500,000	498,376
Honeywell International Inc., Senior Notes	5.000%	2/15/33	540,000	539,084
Total Industrial Conglomerates				1,200,921
Machinery — 0.2%
Caterpillar Inc., Senior Notes	4.750%	5/15/64	360,000	322,998
Passenger Airlines — 0.8%
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.500%	4/20/26	113,333	112,333 (a)
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.750%	4/20/29	170,000	164,536 (a)
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	420,000	424,010 (a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.500%	10/20/25	195,000	192,862 (a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	210,000	204,573 (a)
Southwest Airlines Co., Senior Notes	5.125%	6/15/27	290,000	288,244
United Airlines Pass-Through Trust	4.875%	1/15/26	161,280	158,548
Total Passenger Airlines				1,545,106
Trading Companies & Distributors — 1.8%
Air Lease Corp., Senior Notes	1.875%	8/15/26	1,000,000	923,536
Air Lease Corp., Senior Notes	5.850%	12/15/27	480,000	485,368
Air Lease Corp., Senior Notes	4.625%	10/1/28	500,000	483,988
Aircastle Ltd., Senior Notes	5.250%	8/11/25	1,000,000	990,907 (a)
Aviation Capital Group LLC, Senior Notes	5.500%	12/15/24	250,000	249,185 (a)
Aviation Capital Group LLC, Senior Notes	4.125%	8/1/25	340,000	332,811 (a)
Total Trading Companies & Distributors				3,465,795

Total Industrials				13,764,449
Information Technology — 3.8%
Electronic Equipment, Instruments & Components — 0.2%
TD SYNNEX Corp., Senior Notes	1.250%	8/9/24	400,000	396,562
IT Services — 0.3%
International Business Machines Corp., Senior Notes	3.500%	5/15/29	200,000	186,073
Kyndryl Holdings Inc., Senior Notes	4.100%	10/15/41	450,000	346,197
Total IT Services				532,270
Semiconductors & Semiconductor Equipment — 2.0%
Broadcom Inc., Senior Notes	4.150%	11/15/30	178,000	166,744
Broadcom Inc., Senior Notes	4.300%	11/15/32	580,000	537,554
See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

 Western Asset Investment Grade Defined Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Semiconductors & Semiconductor Equipment — continued
Broadcom Inc., Senior Notes	3.187%	11/15/36	22,000	$17,277 (a)
Broadcom Inc., Senior Notes	4.926%	5/15/37	239,000	222,567 (a)
Foundry JV Holdco LLC, Senior Secured Notes	5.875%	1/25/34	470,000	468,077 (a)
Foundry JV Holdco LLC, Senior Secured Notes	6.250%	1/25/35	650,000	663,754 (a)
Intel Corp., Senior Notes	4.900%	7/29/45	220,000	202,204
Intel Corp., Senior Notes	4.750%	3/25/50	20,000	17,178
Intel Corp., Senior Notes	4.950%	3/25/60	100,000	87,634
Intel Corp., Senior Notes	3.200%	8/12/61	180,000	110,401
Micron Technology Inc., Senior Notes	3.366%	11/1/41	40,000	29,314
NVIDIA Corp., Senior Notes	3.500%	4/1/40	100,000	82,743
NVIDIA Corp., Senior Notes	3.500%	4/1/50	300,000	229,824
NVIDIA Corp., Senior Notes	3.700%	4/1/60	120,000	90,425
QUALCOMM Inc., Senior Notes	4.300%	5/20/47	70,000	59,951
Texas Instruments Inc., Senior Notes	4.600%	2/15/28	380,000	376,794
Texas Instruments Inc., Senior Notes	3.875%	3/15/39	430,000	375,327
Total Semiconductors & Semiconductor Equipment				3,737,768
Software — 1.1%
Microsoft Corp., Senior Notes	4.250%	2/6/47	1,520,000	1,367,085
Oracle Corp., Senior Notes	3.950%	3/25/51	490,000	361,240
Oracle Corp., Senior Notes	4.100%	3/25/61	580,000	418,102
Total Software				2,146,427
Technology Hardware, Storage & Peripherals — 0.2%
Dell International LLC/EMC Corp., Senior Notes	8.100%	7/15/36	200,000	239,096
Dell International LLC/EMC Corp., Senior Notes	8.350%	7/15/46	60,000	76,103
Total Technology Hardware, Storage & Peripherals				315,199

Total Information Technology				7,128,226
Materials — 0.9%
Chemicals — 0.6%
Celanese US Holdings LLC, Senior Notes	5.900%	7/5/24	480,000	479,925
Ecolab Inc., Senior Notes	4.800%	3/24/30	130,000	128,879
OCP SA, Senior Notes	3.750%	6/23/31	200,000	169,448 (a)
OCP SA, Senior Notes	6.750%	5/2/34	390,000	393,831 (a)
Total Chemicals				1,172,083
Metals & Mining — 0.3%
ArcelorMittal SA, Senior Notes	6.550%	11/29/27	240,000	248,063
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	330,000	310,863
Total Metals & Mining				558,926

Total Materials				1,731,009
See Notes to Financial Statements.
Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)
May 31, 2024
 Western Asset Investment Grade Defined Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Real Estate — 1.6%
Diversified REITs — 0.7%
VICI Properties LP, Senior Notes	5.750%	4/1/34	290,000	$285,411
Vornado Realty LP, Senior Notes	3.500%	1/15/25	1,000,000	981,330
Total Diversified REITs				1,266,741
Health Care REITs — 0.5%
Ventas Realty LP, Senior Notes	4.400%	1/15/29	540,000	516,757
Welltower OP LLC, Senior Notes	4.125%	3/15/29	510,000	484,672
Total Health Care REITs				1,001,429
Industrial REITs — 0.2%
Prologis Euro Finance LLC, Senior Notes	4.000%	5/5/34	290,000 EUR	311,733
Residential REITs — 0.1%
Invitation Homes Operating Partnership LP, Senior Notes	4.150%	4/15/32	130,000	118,383
Retail REITs — 0.1%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	300,000	297,659 (a)
Specialized REITs — 0.0%††
Extra Space Storage LP, Senior Notes	3.900%	4/1/29	110,000	103,199

Total Real Estate				3,099,144
Utilities — 2.8%
Electric Utilities — 2.6%
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.500%	4/1/44	530,000	460,510
Comision Federal de Electricidad, Senior Notes	4.677%	2/9/51	200,000	141,141 (a)
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	600,000	645,586
Edison International, Junior Subordinated Notes (5.000% to 3/15/27 then 5 year Treasury Constant Maturity Rate + 3.901%)	5.000%	12/15/26	160,000	152,729 (b)(c)
Edison International, Junior Subordinated Notes (5.375% to 3/15/26 then 5 year Treasury Constant Maturity Rate + 4.698%)	5.375%	3/15/26	230,000	224,756 (b)(c)
Enel Finance International NV, Senior Notes	6.800%	10/14/25	200,000	203,301 (a)
Exelon Corp., Senior Notes	4.050%	4/15/30	190,000	178,250
FirstEnergy Corp., Senior Notes	4.150%	7/15/27	480,000	457,436
MidAmerican Energy Co., First Mortgage Bonds	3.650%	4/15/29	240,000	225,682
Ohio Edison Co., Senior Notes	5.500%	1/15/33	140,000	138,439 (a)
Pacific Gas and Electric Co., First Mortgage Bonds	2.500%	2/1/31	130,000	107,169
Pacific Gas and Electric Co., First Mortgage Bonds	3.300%	8/1/40	30,000	21,450
See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

 Western Asset Investment Grade Defined Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

Electric Utilities — continued
Pacific Gas and Electric Co., First Mortgage Bonds	4.950%	7/1/50	310,000	$258,962
Pacific Gas and Electric Co., First Mortgage Bonds	6.750%	1/15/53	220,000	232,617
Southern California Edison Co., First Mortgage Bonds	4.125%	3/1/48	480,000	375,544
Virginia Electric & Power Co., Senior Notes	8.875%	11/15/38	500,000	650,420
Vistra Operations Co. LLC, Senior Secured Notes	6.000%	4/15/34	330,000	330,773 (a)
Total Electric Utilities				4,804,765
Independent Power and Renewable Electricity Producers — 0.2%
Calpine Corp., Senior Secured Notes	4.500%	2/15/28	400,000	376,406 (a)

Total Utilities				5,181,171
Total Corporate Bonds & Notes (Cost — $186,527,746)				178,279,649
Sovereign Bonds — 1.6%
Argentina — 0.6%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	11,447	6,689
Argentine Republic Government International Bond, Senior Notes, Step bond (3.625% to 7/9/24 then 4.125%)	3.625%	7/9/35	182,200	80,417
Provincia de Buenos Aires, Senior Notes, Step bond (6.375% to 9/1/24 then 6.625%)	6.375%	9/1/37	2,102,688	933,068 (a)
Total Argentina				1,020,174
Brazil — 0.3%
Brazilian Government International Bond, Senior Notes	6.125%	3/15/34	510,000	495,542
Ivory Coast — 0.2%
Ivory Coast Government International Bond, Senior Notes	7.625%	1/30/33	460,000	450,579 (a)
Mexico — 0.5%
Mexican Bonos, Senior Notes	8.500%	11/18/38	8,780,000 MXN	465,229
Mexico Government International Bond, Senior Notes	6.400%	5/7/54	480,000	463,083
Total Mexico				928,312

Total Sovereign Bonds (Cost — $3,043,301)				2,894,607
U.S. Government & Agency Obligations — 1.3%
U.S. Government Obligations — 1.3%
U.S. Treasury Bonds	4.500%	5/15/44	500,000	494,609
See Notes to Financial Statements.
Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)
May 31, 2024
 Western Asset Investment Grade Defined Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Maturity Date	Face Amount†	Value

U.S. Government Obligations — continued
U.S. Treasury Notes	4.500%	5/31/31	1,650,000	$1,662,762
U.S. Treasury Notes	4.625%	5/15/34	350,000	346,910

Total U.S. Government & Agency Obligations (Cost — $2,487,383)				2,504,281
Municipal Bonds — 0.7%
California — 0.4%
Morongo Band of Mission Indians, CA, Revenue, Tribal Economic Development, Series A	7.000%	10/1/39	500,000	524,050 (a)
Regents of the University of California Medical Center Pooled Revenue, Series Q	4.563%	5/15/53	160,000	140,419
Total California				664,469
Florida — 0.1%
Sumter Landing, FL, Community Development District Recreational Revenue, Taxable Community Development District	4.172%	10/1/47	260,000	225,463
Illinois — 0.2%
Illinois State, GO, Taxable, Build America Bonds, Series 2010-3	6.725%	4/1/35	448,462	469,626

Total Municipal Bonds (Cost — $1,410,555)				1,359,558
Senior Loans — 0.3%
Industrials — 0.1%
Passenger Airlines — 0.1%
Delta Air Lines Inc., Initial Term Loan (3 mo. Term SOFR + 3.750%)	9.075%	10/20/27	120,197	123,994 (c)(f)(g)

Materials — 0.0%††
Paper & Forest Products — 0.0%††
Schweitzer-Mauduit International Inc., Term Loan B (1 mo. Term SOFR + 3.864%)	9.194%	4/20/28	38,927	38,910 (c)(f)(g)

Utilities — 0.2%
Electric Utilities — 0.2%
NRG Energy Inc., Term Loan (3 mo. Term SOFR + 2.000%)	7.328%	3/27/31	370,000	371,850 (c)(f)(g)

Total Senior Loans (Cost — $527,260)				534,754
See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

 Western Asset Investment Grade Defined Opportunity Trust Inc.
(Percentages shown based on Fund net assets)
Security	Rate	Shares	Value
Preferred Stocks — 0.1%
Financials — 0.1%
Insurance — 0.1%
Delphi Financial Group Inc. (3 mo. Term SOFR + 3.452%) (Cost — $233,032)	8.774%	9,325	$225,898 (c)
Total Investments before Short-Term Investments (Cost — $194,229,277)			185,798,747

Short-Term Investments — 0.1%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $186,101)	5.262%	186,101	186,101 (h)(i)
Total Investments — 99.0% (Cost — $194,415,378)			185,984,848
Other Assets in Excess of Liabilities — 1.0%			1,803,239
Total Net Assets — 100.0%			$187,788,087

†	Face amount denominated in U.S. dollars, unless otherwise noted.
††	Represents less than 0.1%.
*	Non-income producing security.
(a)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Security has no maturity date. The date shown represents the next call date.
(c)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Security is fair valued in accordance with procedures approved by the Board of Directors (Note 1).
(e)	Security is valued using significant unobservable inputs (Note 1).
(f)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(g)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.
(h)	Rate shown is one-day yield as of the end of the reporting period.
(i)
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At May 31, 2024, the total market value of investments in Affiliated
Companies was $186,101 and the cost was $186,101 (Note 7).

See Notes to Financial Statements.
Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)
May 31, 2024
 Western Asset Investment Grade Defined Opportunity Trust Inc.
Abbreviation(s) used in this schedule:
EUR	—	Euro
GO	—	General Obligation
GTD	—	Guaranteed
ICE	—	Intercontinental Exchange
JSC	—	Joint Stock Company
LIBOR	—	London Interbank Offered Rate
MXN	—	Mexican Peso
SOFR	—	Secured Overnight Financing Rate
USD	—	United States Dollar
At May 31, 2024, the Fund had the following open futures contracts:
	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	47	9/24	$9,585,162	$9,574,047	$(11,115)
U.S. Treasury 5-Year Notes	83	9/24	8,800,779	8,781,141	(19,638)
U.S. Treasury Ultra Long-Term Bonds	16	9/24	1,986,211	1,959,000	(27,211)
					(57,964)
Contracts to Sell:
Euro-Bund	5	6/24	708,271	701,702	6,569
U.S. Treasury 10-Year Notes	11	9/24	1,200,206	1,196,766	3,440
U.S. Treasury Long-Term Bonds	21	9/24	2,457,025	2,437,312	19,713
U.S. Treasury Ultra 10-Year Notes	37	9/24	4,171,096	4,145,156	25,940
					55,662
Net unrealized depreciation on open futures contracts					$(2,302)
At May 31, 2024, the Fund had the following open forward foreign currency contracts:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	7,515	EUR	7,001	Bank of America N.A.	7/19/24	$(99)
USD	313,595	EUR	290,000	Bank of America N.A.	7/19/24	(1,778)
USD	488,142	EUR	451,574	Bank of America N.A.	7/19/24	(2,940)
JPY	192,282,631	USD	1,286,141	BNP Paribas SA	7/19/24	(54,190)
BRL	4,479,974	USD	874,590	Citibank N.A.	7/19/24	(25,542)
USD	498,623	JPY	77,590,000	Citibank N.A.	7/19/24	1,506
Net unrealized depreciation on open forward foreign currency contracts						$(83,043)

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

 Western Asset Investment Grade Defined Opportunity Trust Inc.
Abbreviation(s) used in this table:
BRL	—	Brazilian Real
EUR	—	Euro
JPY	—	Japanese Yen
USD	—	United States Dollar
See Notes to Financial Statements.
Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

Statement of assets and liabilities (unaudited)
May 31, 2024

Assets:
Investments in unaffiliated securities, at value (Cost — $194,229,277)	$185,798,747
Investments in affiliated securities, at value (Cost — $186,101)	186,101
Foreign currency, at value (Cost — $119,614)	133,470
Interest receivable	2,473,929
Deposits with brokers for open futures contracts	155,974
Foreign currency collateral for open futures contracts, at value (Cost — $34,295)	34,569
Dividends receivable from affiliated investments	10,569
Receivable from brokers — net variation margin on open futures contracts	2,810
Unrealized appreciation on forward foreign currency contracts	1,506
Prepaid expenses	243
Total Assets	188,797,918
Liabilities:
Distributions payable	759,362
Investment management fee payable	95,195
Unrealized depreciation on forward foreign currency contracts	84,549
Directors’ fees payable	5,378
Accrued expenses	65,347
Total Liabilities	1,009,831
Total Net Assets	$187,788,087
Net Assets:
Par value ($0.001 par value; 10,848,022 shares issued and outstanding; 100,000,000 shares authorized)	$10,848
Paid-in capital in excess of par value	206,591,313
Total distributable earnings (loss)	(18,814,074)
Total Net Assets	$187,788,087
Shares Outstanding	10,848,022
Net Asset Value	$17.31
See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

Statement of operations (unaudited)
For the Six Months Ended May 31, 2024

Investment Income:
Interest	$5,235,699
Dividends from affiliated investments	38,742
Dividends from unaffiliated investments	10,366
Total Investment Income	5,284,807
Expenses:
Investment management fee (Note 2)	615,085
Directors’ fees	32,062
Audit and tax fees	27,192
Legal fees	21,804
Transfer agent fees	15,975
Fund accounting fees	13,196
Shareholder reports	7,804
Stock exchange listing fees	6,271
Insurance	700
Custody fees	402
Miscellaneous expenses	5,428
Total Expenses	745,919
Less: Fee waivers and/or expense reimbursements (Note 2)	(48,040)
Net Expenses	697,879
Net Investment Income	4,586,928
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(42,871)
Futures contracts	53,296
Swap contracts	(158,410)
Forward foreign currency contracts	(1,017)
Foreign currency transactions	(7,581)
Net Realized Loss	(156,583)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	2,869,768
Futures contracts	(55,633)
Swap contracts	71,862
Forward foreign currency contracts	(161,976)
Foreign currencies	3,266
Change in Net Unrealized Appreciation (Depreciation)	2,727,287
Net Gain on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	2,570,704
Increase in Net Assets From Operations	$7,157,632
See Notes to Financial Statements.
Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended May 31, 2024 (unaudited) and the Year Ended November 30, 2023	2024	2023
Operations:
Net investment income	$4,586,928	$8,968,192
Net realized loss	(156,583)	(4,961,978)
Change in net unrealized appreciation (depreciation)	2,727,287	2,936,326
Increase in Net Assets From Operations	7,157,632	6,942,540
Distributions to Shareholders From (Note 1):
Total distributable earnings	(4,539,897)	(8,721,810)
Decrease in Net Assets From Distributions to Shareholders	(4,539,897)	(8,721,810)
Increase (Decrease) in Net Assets	2,617,735	(1,779,270)
Net Assets:
Beginning of period	185,170,352	186,949,622
End of period	$187,788,087	$185,170,352
See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:
	2024[1,2]	2023[1]	2022[1]	2021[1]	2020[1]	2019[1]
Net asset value, beginning of period	$17.07	$17.23	$21.47	$22.09	$21.12	$19.21
Income (loss) from operations:
Net investment income	0.42	0.83	0.78	0.76	0.79	0.88
Net realized and unrealized gain (loss)	0.24	(0.19)	(4.22)	(0.58)	1.03	2.05
Total income (loss) from operations	0.66	0.64	(3.44)	0.18	1.82	2.93
Less distributions from:
Net investment income	(0.42)[3]	(0.80)	(0.80)	(0.80)	(0.81)	(0.89)
Net realized gains	—	—	—	—	(0.04)	(0.13)
Total distributions	(0.42)	(0.80)	(0.80)	(0.80)	(0.85)	(1.02)
Net asset value, end of period	$17.31	$17.07	$17.23	$21.47	$22.09	$21.12
Market price, end of period	$16.85	$16.35	$16.47	$22.03	$21.42	$21.24
Total return, based on NAV[4,5]	3.87%	3.84%	(16.20)%	0.83%	8.96%	15.59%
Total return, based on Market Price[6]	5.59%	4.23%	(21.82)%	6.70%	5.06%	23.70%
Net assets, end of period (millions)	$188	$185	$187	$233	$239	$229
Ratios to average net assets:
Gross expenses	0.79%[7]	0.79%	0.80%	0.79%	0.79%	0.78%
Net expenses[8]	0.74 [7,9]	0.74 [9]	0.78 [9]	0.79 [9]	0.79 [9]	0.78
Net investment income	4.85 [7]	4.83	4.16	3.49	3.77	4.33
Portfolio turnover rate	9%	13%	18%	19%	41%	56%

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the six months ended May 31, 2024 (unaudited).
[3]
The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]
Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
[6]
The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.
[8]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.
[9]	Reflects fee waivers and/or expense reimbursements.
See Notes to Financial Statements.
Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

Notes to financial statements (unaudited)
1. Organization and significant accounting policies
Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”) was incorporated in Maryland on April 24, 2009 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in investment grade corporate fixed income securities of varying maturities.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.
(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net

Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.
Pursuant to policies adopted by the Board of Directors, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes:
Financials	—	$63,460,593	$71,700	$63,532,293
Other Corporate Bonds & Notes	—	114,747,356	—	114,747,356
Sovereign Bonds	—	2,894,607	—	2,894,607
U.S. Government & Agency Obligations	—	2,504,281	—	2,504,281
Municipal Bonds	—	1,359,558	—	1,359,558
Senior Loans	—	534,754	—	534,754
Preferred Stocks	—	225,898	—	225,898
Total Long-Term Investments	—	185,727,047	71,700	185,798,747
Short-Term Investments†	$186,101	—	—	186,101
Total Investments	$186,101	$185,727,047	$71,700	$185,984,848
Other Financial Instruments:
Futures Contracts††	$55,662	—	—	$55,662
Forward Foreign Currency Contracts††	—	$1,506	—	1,506
Total Other Financial Instruments	$55,662	$1,506	—	$57,168
Total	$241,763	$185,728,553	$71,700	$186,042,016

Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$57,964	—	—	$57,964
Forward Foreign Currency Contracts††	—	$84,549	—	84,549
Total	$57,964	$84,549	—	$142,513

†	See Schedule of Investments for additional detailed categorizations.
††	Reflects the unrealized appreciation (depreciation) of the instruments.
(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.
Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against, or manage exposure to, foreign issuers or markets. The Fund may also enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.
Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.
Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.
In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.
Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.
OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.
The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2024, the Fund did not hold any credit default swaps to sell protection.
For average notional amounts of swaps held during the six months ended May 31, 2024, see Note 4.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

Credit default swaps
The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.
Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.
The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.
Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.
(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of offset against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.
The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.
(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of,

Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
(g) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.
(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.
(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.
With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.
The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter
Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
(“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.
Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.
Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.
As of May 31, 2024, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $84,549. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.
(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.
(k) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s

Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

monthly distributions may be from net investment income, realized capital gains, return of capital or a combination thereof. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.
(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.
Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2023, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.
2. Investment management agreement and other transactions with affiliates
Franklin Templeton Fund Adviser, LLC (“FTFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Limited (“Western Asset London”) are the Fund’s subadvisers. FTFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).
FTFA provides administrative and certain oversight services to the Fund. The Fund pays FTFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.
FTFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Singapore, Western Asset Japan and Western Asset London provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, FTFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the
Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
Fund. In turn, Western Asset pays Western Asset Singapore, Western Asset Japan and Western Asset London a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.
The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”).
Effective June 1, 2022, FTFA implemented a voluntary investment management fee waiver of 0.05% that continued until May 31, 2024.
During the six months ended May 31, 2024, fees waived and/or expenses reimbursed amounted to $48,040, which included an affiliated money market fund waiver of $726.
All officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.
3. Investments
During the six months ended May 31, 2024, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$14,525,326	$4,274,219
Sales	15,733,668	1,802,929
At May 31, 2024, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$194,415,378	$2,999,388	$(11,429,918)	$(8,430,530)
Futures contracts	—	55,662	(57,964)	(2,302)
Forward foreign currency contracts	—	1,506	(84,549)	(83,043)

Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

4. Derivative instruments and hedging activities
Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2024.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$55,662	—	$55,662
Forward foreign currency contracts	—	$1,506	1,506
Total	$55,662	$1,506	$57,168

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$57,964	—	$57,964
Forward foreign currency contracts	—	$84,549	84,549
Total	$57,964	$84,549	$142,513

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.
[2]
Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of
Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of
Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended May 31, 2024. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$53,296	—	—	$53,296
Swap contracts	—	—	$(158,410)	(158,410)
Forward foreign currency contracts	—	$(1,017)	—	(1,017)
Total	$53,296	$(1,017)	$(158,410)	$(106,131)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(55,633)	—	—	$(55,633)
Swap contracts	—	—	$71,862	71,862
Forward foreign currency contracts	—	$(161,976)	—	(161,976)
Total	$(55,633)	$(161,976)	$71,862	$(145,747)
Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
During the six months ended May 31, 2024, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$18,136,327
Futures contracts (to sell)	6,773,421
Forward foreign currency contracts (to buy)	3,315,861
Forward foreign currency contracts (to sell)	938,179
Average Notional Balance
Credit default swap contracts (buy protection)†	$2,387,100

†	At May 31, 2024, there were no open positions held in this derivative.
The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of May 31, 2024.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Bank of America N.A.	—	$(4,817)	$(4,817)	—	$(4,817)
BNP Paribas SA	—	(54,190)	(54,190)	—	(54,190)
Citibank N.A.	$1,506	(25,542)	(24,036)	—	(24,036)
Total	$1,506	$(84,549)	$(83,043)	—	$(83,043)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
5. Distributions subsequent to May 31, 2024
The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
5/23/2024	6/1/2024	$0.0700
6/21/2024	7/1/2024	$0.0710
7/24/2024	8/1/2024	$0.0710
8/23/2024	9/3/2024	$0.0710
6. Stock repurchase program
On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of

Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended May 31, 2024, and the year ended November 30, 2023, the Fund did not repurchase any shares.
7. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the six months ended May 31, 2024. The following transactions were effected in such company for the six months ended May 31, 2024.

	Affiliate Value at November 30, 2023	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$1,261,356	$14,746,302	14,746,302	$15,821,557	15,821,557

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at May 31, 2024
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$38,742	—	$186,101
8. Deferred capital losses
As of November 30, 2023, the Fund had deferred capital losses of $6,762,116, which have no expiration date, that will be available to offset future taxable capital gains.
9. Recent accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021 for certain LIBOR settings and 2023 for the remainder. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020
Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)
through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.
10. Subsequent event
On June 11, 2024, Fund announced the results of the Fund’s Special Meeting of Stockholders held on June 7, 2024. Stockholders approved the proposal to convert the Fund to a perpetual fund by eliminating the Fund’s term, which was scheduled to end at the close of business on December 2, 2024, and eliminating the Fund’s fundamental policy to liquidate on or about December 2, 2024.
As a result of the proposal’s approval,
•
The Fund will conduct a tender offer beginning in September 2024 for up to 100% of the Fund’s Common Stock at a price per share equal to net asset value (“Tender Offer”);
•
If the Fund maintains at least $50 million of net assets following the Tender Offer, the Fund will change its name from “Western Asset Investment Grade Defined Opportunity Trust Inc.” to “Western Asset Investment Grade Opportunity Trust Inc.” The Fund’s ticker symbol will remain “IGI”. The Fund’s CUSIP, 95790A101, will not change. If less than $50 million of net assets remain in the Fund following the Tender Offer, the Tender Offer will be cancelled and the Fund will proceed to liquidate on or about December 2, 2024 without further action by stockholders; and
•
The Fund’s investment manager has agreed to waive 10 basis points of its annual management fee (the “Fee Waiver”) for a period of two years following the proposal’s approval. The Fee Waiver will terminate on June 7, 2026.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2024 Semi-Annual Report

Board approval of management and
subadvisory agreements (unaudited)
Background
The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management agreement (the “Management Agreement”) between the Fund and the Fund’s manager, Franklin Templeton Fund Adviser, LLC (formerly, Legg Mason Partners Fund Advisor, LLC) (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) and Western Asset Management Company Ltd (“Western Asset Japan,” and with Western Asset, Western Asset London and Western Asset Singapore, collectively, the “Sub-Advisers”), with respect to the Fund.
At an in-person meeting (the “Contract Renewal Meeting”) held on May 20-21, 2024, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period.  To assist in its consideration of the renewal of each of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered extensive information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s purview (the “Franklin Templeton Closed-end Funds”), certain portions of which are discussed below.
A presentation made by the Manager and the Sub-Advisers to the Board at the Contract Renewal Meeting in connection with the Board’s evaluation of each of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Franklin Templeton Closed-end Funds.  In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund.  The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and experience gained as members of the Boards of the Fund and other Franklin Templeton Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.  The information received and considered by the Board (including its various committees) in conjunction with both the Contract Renewal Meeting and throughout the year was both written and oral.  The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during each of those years.
Western Asset Investment Grade Defined Opportunity Trust Inc.

Board approval of management and
subadvisory agreements (unaudited) (cont’d)
At a meeting held on April 26, 2024, the Independent Directors, in preparation for the Contract Renewal Meeting, met in a private session with their independent legal counsel to review the Contract Renewal Information regarding the Franklin Templeton Closed-end Funds, including the Fund, received to date.  No representatives of the Manager or the Sub-Advisers participated in this meeting.  Following the April 26, 2024 meeting, the Independent Directors submitted certain questions and requests for additional information to Fund management.  The Independent Directors also met in private sessions with their independent legal counsel to consider the Contract Renewal Information and Fund management’s responses to the Independent Directors’ questions and requests for additional information in advance of and during the Contract Renewal Meeting.  The discussion below reflects all of these reviews.
The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide the Fund with investment sub-advisory services pursuant to the Sub-Advisory Agreements.  The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers pursuant to the Sub-Advisory Agreements.
Board Approval of Management Agreement and Sub-Advisory Agreements
The Independent Directors were advised by separate independent legal counsel throughout the process.  Prior to voting, the Independent Directors received a memorandum discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements.  The Independent Directors considered the Management Agreement and each Sub-Advisory Agreement separately during the course of their review.  In doing so, they noted the respective roles of the Manager and the Sub-Advisers in providing services to the Fund.
In approving the continuation of the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Directors, considered a variety of factors, including those factors discussed below.  No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the continuation of the Management Agreement and the Sub-Advisory Agreements.  Each Director may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreements.
After considering all relevant factors and information, the Board, exercising its reasonable business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreements were in the best interests of the Fund’s stockholders and approved the continuation of each such agreement for an additional one-year period.

Western Asset Investment Grade Defined Opportunity Trust Inc.

Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreements
The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year.  The Board noted information received at regular meetings throughout the year related to the services provided by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers.  The Board observed that the scope of services provided by the Manager and the Sub-Advisers, and of the undertakings required of the Manager and Sub-Advisers in connection with those services, including maintaining and monitoring their respective compliance programs as well as the Fund’s compliance programs had expanded over time as a result of regulatory, market and other developments.  The Board also noted that on a regular basis it received and reviewed information from the Manager and the Sub-Advisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.  The Board also considered the risks borne by the Manager, the Sub-Advisers and their respective affiliates on behalf of the Fund, including entrepreneurial, operational, reputational, litigation and regulatory risks, as well as the Manager’s and the Sub-Advisers’ risk management processes.
The Board reviewed the qualifications, backgrounds, and responsibilities of the Manager’s senior personnel and the Sub-Advisers’ portfolio management teams primarily responsible for the day-to-day portfolio management of the Fund.  The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Manager and the Sub-Advisers.  The Board recognized the importance of having a fund manager with significant resources.
The Board considered the division of responsibilities between the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and other fund service providers and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset London, Western Asset Singapore and Western Asset Japan.  The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee.
In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund stockholders, in pursuing their investment goals and objectives, may have purchased their shares of the
Western Asset Investment Grade Defined Opportunity Trust Inc.

Board approval of management and
subadvisory agreements (unaudited) (cont’d)
Fund based upon the reputation and the investment style, philosophy and strategy of the Manager and the Sub-Advisers, as well as the resources available to the Manager and the Sub-Advisers.
The Board concluded that, overall, the nature, extent, and quality of the management and other services provided (and expected to be provided) to the Fund, under the Management Agreement and the Sub-Advisory Agreements were satisfactory.
Fund Performance
The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of comparable funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third-party provider of investment company data.  The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe.  It was noted that while the Board found the Broadridge Performance Information generally useful, they recognized its limitations, including that the data may vary depending on the end date selected, and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time.  The Board also noted that Board members had received and discussed with the Manager and the Sub-Advisers information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers.  In addition, the Board considered the Fund’s performance in view of overall financial market conditions.
The Broadridge Performance Information comparing the Fund’s performance to that of its Performance Universe, consisting of the Fund and all closed-end non-leveraged BBB-rated corporate debt funds, regardless of asset size, showed, among other data, that based on net asset value per share, the Fund’s performance was above the median for the 1-year period ended December 31, 2023, and was below the median for the 3-, 5- and 10-year periods ended December 31, 2023.  The Board noted the explanations from the Manager and the Sub-Advisers regarding the Fund’s relative performance versus the Performance Universe for the various periods.  The Board also noted the limited size of the Performance Universe.
Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its stockholders.

Western Asset Investment Grade Defined Opportunity Trust Inc.

Management and Sub-Advisory Fees and Expense Ratios
The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fee (the “Actual Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable by the Manager to the Sub-Advisers under the Sub-Advisory Agreements in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers, respectively.  The Board noted that the Sub-Advisory Fee payable to  Western Asset under its Sub-Advisory Agreement with the Manager is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s stockholders.  Similarly, the Board noted that the Sub-Advisory Fees payable to Western Asset London, Western Asset Singapore and Western Asset Japan under their Sub-Advisory Agreements with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset London, Western Asset Singapore and Western Asset Japan does not increase the fees or expenses otherwise incurred by the Fund’s stockholders.
In addition, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Broadridge.  The comparison was based upon the constituent funds’ latest fiscal years.  It was noted that while the Board found the Broadridge Expense Information generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group.
The Broadridge Expense Information showed that the Fund’s Contractual Management Fee was above the median.  The Broadridge Expense Information also showed that the Fund’s Actual Management Fee was above the median.  The Broadridge Expense Information also showed that the Fund’s actual total expenses were above the median.  The Board took into account management’s discussion of the Fund’s expenses and noted the limited size of the Expense Universe.
The Board also reviewed Contract Renewal Information regarding fees charged by the Manager and/or the Sub-Advisers to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts.  The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers, and that the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange, and that the Manager
Western Asset Investment Grade Defined Opportunity Trust Inc.

Board approval of management and
subadvisory agreements (unaudited) (cont’d)
coordinates and oversees the provision of services to the Fund by other fund service providers.  The Board considered the fee comparisons in view of the different services provided in managing these other types of clients and funds.
The Board considered the overall management fee, the fees of the Sub-Advisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in view of the services rendered for those amounts.  The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.
Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the Sub-Advisory Fees were reasonable in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers to the Fund under the Management Agreement and the Sub-Advisory Agreements, respectively.
Manager Profitability
The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended September 30, 2023 and September 30, 2022.  The Board also received profitability information with respect to the Franklin Templeton fund complex as a whole.  In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data.  It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager in the case of Western Asset and by Western Asset in the case of Western Asset London, Western Asset Singapore and Western Asset Japan, not the Fund, although the Board noted the affiliation of the Manager with the Sub-Advisers.  The profitability of the Manager and its affiliates was considered by the Board to be reasonable in view of the nature, extent and quality of services provided to the Fund.
Economies of Scale
The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow.  The Board noted that because the Fund is a closed-end fund it has limited ability to increase its assets.  The Board determined that the management fee structure was appropriate under the circumstances.  For similar reasons as stated above with respect to the Sub-Advisers’ profitability and the costs of the Sub-Advisers’ provision of services, the Board did not consider the potential for economies of scale in the Sub-Advisers’ management of the Fund to be a material factor in the Board’s consideration of the Sub-Advisory Agreements.

Western Asset Investment Grade Defined Opportunity Trust Inc.

Other Benefits to the Manager and the Sub-Advisers
The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to the Fund’s stockholders.  In view of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Sub-Advisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates, including the Sub-Advisers, were reasonable.
Western Asset Investment Grade Defined Opportunity Trust Inc.

Additional shareholder information (unaudited)
Results of annual meeting of shareholders
The Annual Meeting of Shareholders of Western Asset Investment Grade Defined Opportunity Trust Inc. was held on April 12, 2024, for the purpose of considering and voting upon the proposals presented at the Meeting. The following table provides information concerning the matters voted upon at the Meeting:
Election of Directors
Nominees	FOR	WITHHELD	ABSTAIN
Robert D. Agdern	8,015,618	409,697	102,536
Eileen A. Kamerick	8,009,018	415,492	103,341
At the Meeting, Mr. Agdern and Ms. Kamerick, were each duly elected by the shareholders to serve as Class III Directors of the Fund until the 2027 Annual Meeting of Shareholders, or until their successors have been duly elected and qualified or until their resignation or are otherwise removed.
At May 31, 2024, in addition to Mr. Agdern and Ms. Kamerick, the other Directors of the Fund were as follows:
Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Nisha Kumar
Jane Trust
Ratification of Selection of Independent Registered Public Accountants
To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as independent registered public accountants of the Fund for the fiscal year ended November 30, 2024.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,163,520	317,595	46,735	N/A
Results of special meeting of shareholders
A Special Meeting of Shareholders of Western Asset Investment Grade Defined Opportunity Trust Inc. was held on June 7, 2024, for the purpose of considering and voting upon the proposal presented at the Meeting. The following table provides information concerning the matters voted upon at the Meeting:

Western Asset Investment Grade Defined Opportunity Trust Inc.

Proposal to Convert Fund to a Perpetual Fund
To convert the Fund to a perpetual fund by (1) amending the Fund’s articles of incorporation (the “Charter”) to eliminate the Fund’s term, which is currently scheduled to end at the close of business on December 2, 2024 (the “Term Date”), and (2) eliminating the Fund’s fundamental policy to liquidate on or about December 2, 2024 (the “Proposal”), each of which will only be effective upon at least $50 million of net assets remaining in the Fund following the completion of a tender offer.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6,446,423	548,850	94,633	N/A
Western Asset Investment Grade Defined Opportunity Trust Inc.

Dividend reinvestment plan (unaudited)
Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stock- holders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.
If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:
(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.
(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.
Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Western Asset Investment Grade Defined Opportunity Trust Inc.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.
The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151.
Western Asset Investment Grade Defined Opportunity Trust Inc.

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Western Asset
Investment Grade Defined Opportunity Trust Inc.
Directors
Robert D. Agdern
Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Eileen A. Kamerick
Nisha Kumar
Jane Trust
Chairman
Officers
Jane Trust
President and Chief Executive
Officer
Christopher Berarducci
Treasurer and Principal Financial
Officer
Fred Jensen
Chief Compliance Officer
Marc A. De Oliveira
Secretary and Chief Legal Officer
Thomas C. Mandia
Senior Vice President
Jeanne M. Kelly
Senior Vice President
Western Asset Investment Grade Defined Opportunity Trust Inc.
620 Eighth Avenue
47th Floor
New York, NY 10018
Investment manager
Franklin Templeton Fund Adviser, LLC
Subadvisers
Western Asset Management Company, LLC
Western Asset Management Company Limited
Western Asset Management Company Ltd
Western Asset Management Company Pte. Ltd.
Custodian
The Bank of New York Mellon
Transfer agent
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
Independent registered
public accounting firm
PricewaterhouseCoopers LLP
Baltimore, MD
Legal counsel
Simpson Thacher & Bartlett LLP
900 G Street NW
Washington, DC 20001
New York Stock
Exchange Symbol
IGI

Franklin Templeton Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to Us
This Privacy and Security Notice (the “Privacy Notice”) addresses the Funds’ privacy and data protection practices with respect to nonpublic personal information the Fund receives. The Legg Mason Funds include the Western Asset Money Market Funds (Funds) sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.
The Type of Nonpublic Personal Information the Funds Collect About You
The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:
•
Personal information included on applications or other forms;
•
Account balances, transactions, and mutual fund holdings and positions;
•
Bank account information, legal documents, and identity verification documentation; and
•
Online account access user IDs, passwords, security challenge question responses.
How the Funds Use Nonpublic Personal Information About You
The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:
•
Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;
•
Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;
•
Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•
The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•
Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.
NOT PART OF THE SEMI-ANNUAL REPORT

Franklin Templeton Funds Privacy and Security Notice
(cont’d)
Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.
The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.
Keeping You Informed of the Funds’ Privacy and Security Practices
The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time, they will notify you promptly if this privacy policy changes.
The Funds’ Security Practices
The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.
Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.
In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Funds at 1-877-721-1926 for the Western Asset Money Market Funds or 1-888-777-0102 for the Legg Mason-sponsored closed-end funds. For additional information related to certain state privacy rights, please visit https://www.franklintempleton.com/help/privacy-policy.
Revised December 2023.
NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Investment Grade Defined Opportunity Trust Inc.
Western Asset Investment Grade Defined Opportunity Trust Inc.
620 Eighth Avenue
47th Floor
New York, NY 10018
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.
This report is transmitted to the shareholders of Western Asset Investment Grade Defined Opportunity Trust Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
Computershare Inc.
P.O. Box 43006
Providence, RI 02940-3078
WASX012742 7/24

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

On March 1, 2024, Molly Schwartz became part of the portfolio management team of the Fund.

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Molly Schwartz Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since March 1, 2024	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

The following tables set forth certain additional information with respect to the above named fund’s investment professional responsible for the day-to-day management with other members of the Fund’s portfolio management team for the fund. Unless noted otherwise, all information is provided as of May 31, 2024.

Other Accounts Managed by Investment Professional

The table below identifies the number of accounts (other than the fund) for which the below named fund’s investment professional has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Molly Schwartz‡	Other Registered Investment Companies	4	$1.41 billion	None	None
	Other Pooled Vehicles	11	$3.76 billion	None	None
	Other Accounts	127	$52.53 billion	5	$1.32 billion

‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): As of May 31, 2024 : Investment Professional Compensation

Conflicts of Interest

The Subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Subadviser or an affiliate has an interest in the account. The Subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The Subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Subadviser have access to transactions and holdings information regarding client accounts and the Subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Subadviser’s compliance monitoring program.

The Subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Compensation

With respect to the compensation of the Fund’s investment professionals, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The Subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include long-term incentives that vest over a set period of time past the award date.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of May 31, 2024.

Investment Professional	Dollar Range of Portfolio Securities Beneficially Owned
Molly Schwartz	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a) (1)	Not applicable.
Exhibit 99.CODE ETH

(a) (2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Investment Grade Defined Opportunity Trust Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 25, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 25, 2024

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	July 25, 2024